================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  /x/
Filed by a party other than the registrant  / /
Check the appropriate box:
/ /Preliminary proxy statement
/x/Definitive proxy statement                                         / /   Confidential, for Use of
/ /Definitive additional materials                                          Commission Only (as permitted
/ /Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12            by Rule 14a-6(e)(2))

                              VERILINK CORPORATION
                (Name of registrant as Specified in Its Charter)

                              VERILINK CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
        /x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
            14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
        / / $500 per each party to the controversy pursuant to Exchange Act Rule
            14a-6(i)(3).
        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

        (1) Title of each class to which transaction applies:

            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transactions applies:

            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.(1)

            --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction.

            --------------------------------------------------------------------

        (5) Total Fee Paid.

            --------------------------------------------------------------------

       / /  Fee Paid Previously with Preliminary Materials.
       / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

            --------------------------------------------------------------------

        (2) Form, schedule or registration statement no.:

            --------------------------------------------------------------------

        (3) Filing party:

            --------------------------------------------------------------------

        (4) Date filed:

            --------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              VERILINK CORPORATION
                               145 BAYTECH DRIVE
                           SAN JOSE, CALIFORNIA 95134

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 7, 1996

     The Annual Meeting of Stockholders (the "Annual Meeting") of Verilink Corporation (the "Company"), will be held at the Company's offices located at 145 Baytech Drive in San Jose, California on Thursday, November 7, 1996 at 10:00 a.m. Pacific Daylight Time, for the following purposes:

          1. To elect one Class I director to serve until the 1997 annual meeting of stockholders, one Class II director to serve until the 1998 annual meeting of stockholders, and two Class III directors to serve until the 1999 annual meeting of stockholders and until their respective successors have been elected or appointed;

          2. To ratify and approve an amendment to the Company's Amended and Restated 1993 Stock Option Plan (the "1993 Option Plan") to increase the number of shares reserved for issuance thereunder from 3,300,000 shares to 4,050,000 shares;

          3. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for fiscal year 1997; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed Proxy Statement, which is attached and made a part hereof.

     The Board of Directors has fixed the close of business on September 11, 1996 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE TO ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                          By Order of the Board of Directors,
                                          LOGO
                                          Leigh S. Belden
                                          President, Chief Executive Officer
                                          and Director

San Jose, California
September 27, 1996

                           MAILED TO STOCKHOLDERS ON OR ABOUT SEPTEMBER 30, 1996

                              VERILINK CORPORATION
                               145 BAYTECH DRIVE
                           SAN JOSE, CALIFORNIA 95134
                            ------------------------

                                PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Verilink Corporation, a Delaware corporation (the "Company"), of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders to be held on Thursday, November 7, 1996 at 10:00 a.m. Pacific Daylight Time, at the Company's offices located at 145 Baytech Drive, San Jose, California and any adjournment or postponement thereof (the "Annual Meeting"). The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The close of business on September 11, 1996 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 13,147,746 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority, or 6,573,874 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one (1) vote on all matters.

     An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an employee of the Company will tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The number of directors on the Board is currently fixed at five and there is one vacancy which may be filled at a later date by a majority of the directors. The Company's Certificate of Incorporation divides the Company's Board of Directors into three classes designated Class I, Class II and Class
III. The members of each class of directors shall serve staggered three-year terms. The Board shall be initially composed of one Class I director, one Class II director and two Class III directors, whose terms will expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 1997, 1998 and 1999, respectively. The initial classes shall be elected at the Annual Meeting. At each subsequent annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring.

     David L. Lyon has been nominated for election as the initial Class I director, Howard Oringer has been nominated for election as the initial Class II director and Leigh S. Belden and Steven C. Taylor have been nominated for election as the initial Class III directors. In the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for the other nominee named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy, or for the other nominee named without nomination of a substitute. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

     In voting for directors for each class, each stockholder is entitled to cast that number of votes equal to the number of shares of Common Stock held by such stockholder multiplied by the number of directors to be elected to that certain class of directors, and each stockholder may cumulate and cast all such votes for a single director nominated to such class, or may distribute such votes among the number of directors to be elected to such class as such stockholder sees fit. Votes may be cumulated only for directors to be elected within each class. The candidates for each class of directors receiving the highest number of affirmative votes will be elected to such class, up to the number of directors to be elected to that class. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote for any or all of the nominees for that certain class of directors as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for such class for whom authority to vote has not been withheld.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below to their respective classes. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     Certain information about the nominees for Class I, II and III directors is furnished below:

                                    CLASS I

     Dr. Lyon became a Director of the Company in April 1996. In 1987, Dr. Lyon co-founded Pacific Communications Services, Inc. (PCSI), which is now a wholly owned subsidiary of Cirrus Logic, Inc. He presently serves as President of PCSI, a manufacturer of wireless communications equipment for digital cellular, CDPD, PCS and advanced paging services. Dr. Lyon received a Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology. Dr. Lyon currently serves as a member of the Board of Directors of Cirrus Logic, Inc.

                                    CLASS II

     Mr. Oringer has been a Director of the Company since August 1987 and Chairman of the Board of Directors since January 1996. In addition, he has been the Managing Director of Communications Capital Group, a management consulting firm, since November 1993. From February 1986 to November 1993,

Mr. Oringer was the President, Chief Executive Officer and Chairman of the Board of Directors of Telesciences, a manufacturer of telecommunications equipment. Mr. Oringer received a B.E. in Engineering from the Stevens Institute of Technology, an M.S. in Electrical Engineering from the California Institute of Technology and an M.B.A. from Santa Clara University.

                                   CLASS III

     Mr. Belden co-founded the Company and has served as its President, Chief Executive Officer and Director since its inception in December 1982. From 1980 to 1982, Mr. Belden was Vice President of Marketing for Cushman Electronics, a manufacturer of telephone central office and two-way radio test equipment. Previously, he held various international and domestic sales and marketing management positions for California Microwave. Mr. Belden received a B.S. in Electrical Engineering from the University of California at Berkeley and an M.B.A. from Santa Clara University.

     Mr. Taylor co-founded the Company and has served as its Chief Technical Officer since its inception in December 1982. In addition, Mr. Taylor served as Chairman of the Board of Directors from the Company's inception until January 1996, at which time he became the Vice Chairman of the Board of Directors. Previously, Mr. Taylor served as Chief Engineer of Digital Products for Culbertson Industries and California Microwave. In 1980, Mr. Taylor formed Telecommunications Consultants, Inc., a consulting firm engaged in the design and support of digital and analog communications equipment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED.

                     THE BOARD OF DIRECTORS AND COMMITTEES

     Other than Henry L. Tinker, who is the father-in-law of Leigh S. Belden, there are no family relationships among any of the directors or executive officers of the Company.

     The Company's Board of Directors met 6 times during fiscal 1996. None of the directors attended fewer than 75% of all the meetings of the Board and those committees of the Board on which he served. With the exception of Howard Oringer, who receives a fee of $10,000 per month pursuant to an oral consulting agreement with the Company, directors of the Company who are not employees of the Company receive a quarterly fee of $2,650, and all Directors receive a fee of $1,600 for each Board meeting attended. Non-employee Directors also receive automatic grants under the Verilink Corporation Amended and Restated 1993 Stock Option Plan (the "1993 Option Plan") of options to purchase 30,000 shares upon election and re-election to the Board which options vest in equal annual amounts over a three-year period following the grant date.

     The Audit Committee currently consists of Mr. Oringer and Dr. Lyon. The Audit Committee recommends to the Board the engagement of the firm of certified public accountants to audit the financial statements of the Company for the fiscal year for which they are appointed, and monitors the effectiveness of the audit effort and the Company's financial and accounting organization and financial reporting.

     The Compensation Committee currently consists of Mr. Oringer and Dr. Lyon. Its functions are to establish and review the compensation policies applicable to the Company's executive officers and to administer the 1993 Option Plan and the Verilink Corporation 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan").

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 11, 1996 by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each director and nominee for director of the Company, (c) each Named Executive Officer in the Summary Compensation Table below (see "Executive Compensation") and (d) all current executive officers, directors and nominees for director who beneficially own shares, as a group.

                                                                       NUMBER OF       PERCENTAGE OF
                                                                         SHARES           SHARES
                                                                      BENEFICIALLY     BENEFICIALLY
                      NAME OF BENEFICIAL OWNER                          OWNED(1)           OWNED
- --------------------------------------------------------------------  ------------     -------------
Leigh S. Belden(2)..................................................     3,215,738          24.5%
Steven C. Taylor (3)................................................     2,331,658          17.7%
TA Associates, Inc.(4)..............................................       706,550           5.4%
Beltech, Inc.(5)....................................................     1,000,000           7.6%
Oliver Corporation(6)...............................................       800,000           6.1%
Howard Oringer......................................................       206,000           1.6%
Timothy G. Conley...................................................       180,000           1.4%
James G. Regel......................................................       160,000           1.2%
Henry L. Tinker.....................................................       160,000           1.2%
David L. Lyon.......................................................            --            --
All executive officers and directors as a group (11 persons)(7).....     6,785,396          48.6%

- ---------------
  * Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 11, 1996 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Verilink Corporation, 145 Baytech Drive, San Jose, California 95134.

(2) Includes (a) 1,493,688 shares owned by Leigh S. Belden, individually, and by Leigh S. Belden & Deborah Tinker Belden, or their successors, Trustees U/A Dated 12/09/88; (b) 2,050 shares owned by Baytech Associates, a California general partnership in which Mr. Belden has a 50% general partner interest;
    (c) 720,000 shares owned by trusts for minor children of Mr. Belden; and (d) 1,000,000 shares owned by Beltech Corporation, a Nevada corporation of which Mr. Belden is a Director and President and the Leigh S. Belden and Deborah Tinker Belden Trust U/A Dated 12/09/88 is the sole shareholder. Mr. Belden disclaims beneficial ownership as to 720,000 of these shares.

(3) Includes (a) 1,529,608 shares owned by Steven C. Taylor, individually, and by Steven C. Taylor and Suzanne E. Taylor, Trustees of Steven and Suzanne Taylor Living Trust Agreement Dated June 2, 1988; (b) 2,050 shares owned by Baytech Associates, a California general partnership in which Mr. Taylor has a 50% general partner interest; (c) 800,000 shares owned by the Oliver Corporation, a Nevada corporation of which Mr. Taylor is a Director and President and the Steven and Suzanne Taylor Living Trust Agreement Dated June 2, 1988 is the sole shareholder.

(4) TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02210. Includes (a) 16,848 shares owned by TA Investors; (b) 812,768 shares owned by Advent V Ltd. Partnership; (c) 138,628 shares owned by Advent Industrial Ltd. Partnership; (d) 11,640 shares owned by TA Associates Atlantic Ltd. Partnership; and (e) 29,472 shares owned by TA Associates V Ltd. Partnership.

(5) Beltech, Inc., 889 Alder Avenue, Suite 200, Incline Village, NV 89451.

(6) Oliver Corporation, 889 Alder Avenue, Suite 200, Incline Village, NV 89451.

(7) Includes options to purchase 395,000 shares exercisable within 60 days of September 11, 1996.

                                 PROPOSAL NO. 2

                     APPROVAL AND RATIFICATION OF AMENDMENT
                       TO THE COMPANY'S 1993 OPTION PLAN

     The Company's stockholders are being asked to act upon a proposal to approve the action taken by the Board of Directors in September 1996 amending the Company's 1993 Option Plan to increase the number of shares authorized for issuance under the 1993 Option Plan by 750,000 shares, from 3,300,000 to an aggregate of 4,050,000 shares. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

     The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that an incentive plan such as the 1993 Option Plan is necessary for the Company to remain competitive in its compensation practices. In the absence of an increase in the available shares, additional shares may become unavailable for future option grants under the 1993 Option Plan, except to the extent that shares become available upon termination or cancellation of outstanding options.

     A general description of the principal terms of the 1993 Option Plan, the amendment approved by the Board of Directors and the purpose of such amendment is set forth below. Although the Company believes that the following description provides a fair summary of the material terms of the 1993 Option Plan, the description is qualified in its entirety by the text of the 1993 Option Plan, including the amendment proposed to be approved by the stockholders. Unless marked otherwise, proxies received will be voted FOR the approval and ratification of the proposed amendment to the 1993 Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 OPTION PLAN.

GENERAL DESCRIPTION OF 1993 OPTION PLAN.

     The following summary of the 1993 Option Plan, including the proposed amendment, is qualified in its entirety by the specific language of the 1993 Option Plan, a copy of which is available to any stockholder upon request.

     The Company's 1993 Option Plan was initially approved by the Board of Directors in March 1993 and by the stockholders in November 1993. The purpose of the 1993 Option Plan is to create additional incentives for the Company's employees (including employees of any subsidiaries of the Company) and others who perform substantial services to the Company to promote the financial success and progress of the Company by providing an opportunity to purchase shares of the Company's Common Stock pursuant to the exercise of options granted under the 1993 Option Plan. The Company may grant options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options. Incentive stock options may be granted to employees (including officers and directors who are employees) of the Company, and employees who hold certain outstanding options issued under the Company's 1983 Stock Option Plan and 1989 Directors Stock Option Plan (the "Prior Plans"), both of which Prior Plans have been terminated. Nonqualified stock options may be granted to employees, officers, directors, independent contractors and consultants of the Company and holders of certain outstanding options issued under the Prior Plans. In April 1996, an additional 500,000 shares of Common Stock were reserved for issuance under the 1993 Option Plan making the total number of shares authorized in the 1993 Option Plan 3,300,000, of which, at June 30, 1996, 701,751 were available for future grant.

     In April 1996, the 1993 Option Plan was amended to provide for automatic nonqualified option grants of 30,000 shares ("Automatic Grants") to Directors who are not officers of the Company ("Non-Employee Directors") upon each Non-Employee Director's election and re-election to the Board of Directors. Automatic grants will vest in equal annual amounts over a three-year period following the date of grant. Non-Employee Directors who are elected between annual meetings will receive a ratable Automatic Grant. The exercise price of options granted to Non-Employee Directors will be the fair market value on the date of grant. Non-Employee Directors may not receive grants under the 1993 Option Plan other than Automatic Grants.

     The Board of Directors or a committee designated by the Board of Directors is authorized to administer the 1993 Option Plan in a manner that complies with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Currently, the 1993 Option Plan is being administered by the Compensation Committee of the Board of Directors, which determines which eligible individuals are granted options and the terms of such options, including the exercise price, number of shares subject to the option and the vesting and exercisability thereof; provided, the maximum term of an incentive stock option granted under the 1993 Option Plan may not exceed 10 years.

     The exercise price of an incentive stock option granted under the 1993 Option Plan must equal at least 100% of the fair market value of the subject stock on the grant date and the exercise price of all nonqualified stock options must equal at least 85% of the fair market value of the subject stock on the grant date. With respect to any participant who owns more than 10% of the combined voting power of all classes of stock of the Company, the exercise price of any option granted must equal at least 110% of the fair market value on the grant date and, if the option granted is an incentive stock option, the maximum term of such incentive stock option may not exceed 5 years. The aggregate fair market value on the date of grant of the stock for which incentive stock options are exercisable for the first time by an employee of the Company or an affiliate during any calendar year may not exceed $100,000.

     Nonqualified stock options and incentive stock options granted under the 1993 Option Plan are immediately exercisable; however, the shares of Common Stock issued upon exercise of such options typically vest in the optionee at the rate of 25% on the date one year after the grant date, and 1/48th each month thereafter, provided the optionee remains continuously employed by the Company. Upon cessation of employment for any reason, the Company has the option to repurchase all, but not some, of any unvested shares of Common Stock issued upon exercise of an option under the 1993 Option Plan, within 60 days following the date of cessation of employment at a repurchase price equal to the exercise price of such shares.

     Nonqualified and incentive stock options granted under the 1993 Option Plan are not transferable other than by will or the laws of descent or distribution, and each option that has not yet expired is exercisable only by the recipient during such person's lifetime, or for 12 months thereafter by the person or persons to whom the option passes by will or the laws of descent or distribution. The 1993 Option Plan may be amended at any time by the Board of Directors, although certain amendments require stockholder approval. The 1993 Option Plan will terminate on March 1, 2003 unless earlier terminated by the Board of Directors.

PROPOSED AMENDMENT

     Increase in Available Shares. The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that an incentive plan such as the 1993 Option Plan is necessary for the Company to remain competitive in its compensation practices. As of the Record Date, there were remaining 701,751 shares authorized and available for issuance under the 1993 Option Plan. In the absence of an increase in the available shares, after the issuance of the remaining authorized shares, no additional shares will be available for future option grants under the 1993 Option Plan, except to the extent that shares become available upon terminations or cancellation of outstanding options. For these reasons, the Board of Directors has approved an amendment to the 1993 Option Plan to increase the number of shares of Common Stock of the Company available for issuance thereunder by 750,000 shares, from 3,300,000 to an aggregate of 4,050,000 shares.

                             EXECUTIVE COMPENSATION

COMPENSATION TABLES

     The following tables set forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                              ANNUAL COMPENSATION             COMPENSATION
                                      ------------------------------------    ------------
                                                                 OTHER         SECURITIES
    NAME AND PRINCIPAL      FISCAL                               ANNUAL        UNDERLYING      ALL OTHER
         POSITION            YEAR      SALARY     BONUS(1)    COMPENSATION      OPTIONS       COMPENSATION
- --------------------------  ------    --------    --------    ------------    ------------    ------------
Leigh S. Belden...........   1996     $245,000    $     --      $ 50,000(2)        --             86,300(3)
  President, Chief
     Executive               1995      245,000          --        80,000(2)        --            123,000(3)
  Officer and Director       1994      245,000     865,000        97,500(2)        --            146,000(3)
Steven C. Taylor..........   1996      245,000          --        45,400(2)        --             83,800(3)
  Chief Technical Officer,   1995      245,000          --        39,000(2)        --             78,000(3)
  Vice Chairman of the       1994      245,000     865,000        32,700(2)        --             77,200(3)
  Board of Directors
James G. Regel............   1996      188,000     228,500            --           --             37,600(4)
  Vice President, Sales
     and                     1995      150,000      50,000            --           --             38,300(4)
  Marketing                  1994      148,000     125,000            --           --             25,700(4)
Henry L. Tinker...........   1996      179,000      27,000            --           --             28,700(4)
  Vice President,
     Operations              1995      179,000      10,000            --           --             27,300(4)
                             1994      179,000      84,000            --           --             22,900(4)
Timothy G. Conley.........   1996      139,615     221,000            --           --             30,431(4)
  Vice President, Finance    1995      130,000      20,000            --           --             25,750(4)
                             1994      128,029     102,700            --           --             28,117(4)

- ---------------
(1) Includes bonus amounts in the year earned, rather than in the year in which each such bonus amount was paid or is to be paid.

(2) This represents an amount paid by the Company as reimbursement for the payment of income taxes.

(3) This amount primarily represents Board of Directors' fees, life insurance premiums, retirement benefits, reimbursement of medical expenses, and auto lease and operating expenses, paid by the Company.

(4) This amount primarily represents auto lease and operating expenses, 401(k) Plan matching contributions and reimbursement of medical expenses paid by the Company.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              SHARES                           FISCAL YEAR END(#)           FISCAL YEAR END($)(2)
                            ACQUIRED ON       VALUE        ---------------------------   ---------------------------
           NAME             EXERICSE(#)   REALIZED(1)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------------  -----------   --------------   -----------   -------------   -----------   -------------
Leigh S. Belden...........       --             --             --             --             --             --
Steven C. Taylor..........       --             --             --             --             --             --
James G. Regel............    160,000         60,000           --             --             --             --
Henry L. Tinker...........    160,000         60,000           --             --             --             --
Timothy G. Conley.........    180,000         67,500           --             --             --             --

- ---------------
(1) The value realized upon the exercise of stock options represents the positive spread between the exercise price of stock options and the fair market value, as determined by the Company's Board of Directors, of the shares subject to such options on the exercise date.

(2) The value of "in-the-money" stock options represents the positive spread between the exercise price of options and $25.50, the price per share of the underlying shares of Common Stock, as reported on the Nasdaq National Market on June 28, 1996.

REPORT OF THE COMPENSATION COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

     In determining the officers' compensation levels, the Compensation Committee generally considers factors such as competitive compensation levels for officers of other high technology companies of similar revenues, profitability and growth rates among other factors.

     The Compensation Committee is currently composed of Mr. Oringer and Dr. Lyon. In addition to administering the 1993 Option Plan and the 1996 Purchase Plan, the Compensation Committee is authorized by the Board, among other things, to establish and review annually the general compensation policies applicable to the Company's executive officers, including the relationship of Company financial performance to executive compensation and the bases for the Chief Executive Officer's compensation during each fiscal year. The Compensation Committee is also authorized to review and approve the level of compensation paid to the Chief Executive Officer and the Company's other executive officers during each fiscal year.

     No member of the Compensation Committee is a former or current officer or employee of the Company.

     Compensation Policy Regarding Deductibility. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. For the fiscal year ended June 30, 1996, no executive officer of the Company received $1 million in total compensation, nor does the Company anticipate that compensation payable to any executive officer will exceed $1 million for fiscal 1997.

                                          Compensation Committee

                                          Howard Oringer
                                          David L. Lyon, Ph.D.

September 27, 1996

PERFORMANCE GRAPH

     The following chart compares the cumulative total stockholder return on the Company's Common Stock during 1996 since the date of the Company's initial public offering on June 10, 1996 (the "IPO") through September 24, 1996, with the cumulative total return on The Nasdaq Stock Market U.S. Index and the Hambrecht & Quist ("H&Q") Technology Index during the same period. The comparison assumes $100 was invested on June 10, 1996 in the Company's Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

      Measurement Period                                           H&Q Tech-
    (Fiscal Year Covered)           Verilink          Nasdaq       nology Index
6/10                                    100.00          100.00         100.00
6/28                                    159.38           96.34          94.88
7/31                                    162.50           87.85          85.84
8/30                                    160.94           92.80          90.93
9/24                                    167.97           98.80         100.67

                       COMPENSATION COMMITTEE INTERLOCKS
                                      AND
                             INSIDER PARTICIPATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal year 1996, the Board of Directors established levels of compensation for the Company's executive officers. During fiscal year 1997, the Compensation Committee of the Board of Directors will establish such compensation levels. Mr. Oringer and Dr. Lyon currently serve as members of the Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1993, the Company and Leigh S. Belden, President, Chief Executive Officer and Director of the Company, entered into a Common Stock Purchase Agreement providing for the purchase by Mr. Belden of 1,600,000 shares of the Company's Common Stock in exchange for a promissory note in the amount of $800,000 issued by Mr. Belden in favor of the Company. Mr. Belden's promissory note bears interest at the annual rate of 5%, with principal and accrued interest payable in full on or before September 16, 1998, and was originally secured by 2,900,000 shares, of Common Stock of the Company held by Leigh S. Belden and Deborah Tinker Belden, Trustees U/A Dated December 9, 1988. Recourse under Mr. Belden's promissory note was originally limited to the 2,900,000 pledged shares, and Mr. Belden is not personally liable under the promissory note. In December 1995, the Company approved the transfer, free of any security interest, of 1,000,000 shares of Common Stock held by Leigh S. Belden and Deborah Tinker Belden, Trustees U/A Dated December 9, 1988, to Beltech, Inc., a Nevada corporation of which the Leigh S. Belden and Deborah Tinker Belden Trust U/A Dated 12/09/88 is the sole shareholder; the 1,000,000 shares transferred to Beltech, Inc. free of any security interest had been subject to the Company's security interest under Mr. Belden's promissory note. Subsequent to the Company's initial public offering in June 1996, the number of shares subject to the security interest was further reduced to 80,000. In connection with their sales of shares in the Company's initial public offering, Mr. Belden and Steven
C. Taylor, Chief Technical Officer and Director of the Company, individually repaid the Company in full $577,000 and $152,000, respectively, that each owed the Company for personal advances beginning in November 1994.

     In November 1995 and January 1996, Henry L. Tinker and James G. Regel each issued a promissory note in the amount of $80,000 in favor of the Company to finance their respective exercises of options to purchase 160,000 shares of Common Stock of the Company, at an exercise price of $.50 per share, under the 1993 Option Plan. Mr. Tinker's promissory note bears interest at the annual rate of 5%, with principal and accrued interest payable in full on or before November 16, 2000, and is secured by shares of Common Stock of the Company and real property owned by Mr. Tinker. Mr. Regel's promissory note also bears interest at an annual rate of 5%, with principal and accrued interest payable in full on or before January 1, 2001, and is secured by shares of Common Stock of the Company and an investment account owned by Mr. Regel. Additionally, in November 1995 and January 1996, Timothy G. Conley issued promissory notes in the amounts of $10,000 and $80,000, respectively, to finance his exercises of options to purchase 20,000 and 160,000 shares of Common Stock of the Company, at an exercise price of $.50 per share, pursuant to the 1993 Option Plan. Mr. Conley's promissory notes bear interest at an annual rate of 5% and are payable in full on or before November 16, 2000 and January 2, 2001, respectively, and are secured by shares of Common Stock of the Company and up to $45,000 against the residence of Mr. Conley.

     In June 1996, Mr. Conley and Mr. Regel, pursuant to identical Executive Incentive Compensation Agreements with the Company, each received a performance incentive payment of approximately $200,000, based upon the attainment by the Company of an operating profit of at least $500,000 in fiscal 1996.

     In January 1996, Howard Oringer, Chairman of the Company's Board of Directors, issued the Company a promissory note in the amount of $100,000 to finance his exercise of options to purchase 200,000 shares of Common Stock of the Company at an exercise price of $0.50 per share pursuant to the 1993 Option Plan. Such promissory note bears interest at an annual rate of 5% and is secured by the shares acquired and, up to

$50,000, by certain real property owned by Mr. Oringer. In fiscal 1996, Mr. Oringer received $120,000 in his capacity as consultant to the Company. In addition, Mr. Oringer received reimbursement of Company-related expenses in the amount of $43,425 for fiscal 1996. The Company currently pays a fee of $10,000 per month to Mr. Oringer pursuant to an oral consulting agreement, under which Mr. Oringer provides part-time consulting services to the Company in the areas of general business advice, strategic planning, sales and marketing strategy, and financial advisory services.

     The Company leases its facility located at 145 Baytech Drive in San Jose, California from Baytech Associates, a California general partnership in which Leigh S. Belden and Steven C. Taylor are the two partners, each with a fifty percent partnership interest. The Lease Agreement between the Company and Baytech Associates was entered into in February 1986 and expires in April 2001. The Company believes this lease was made on terms that are no less favorable to the Company than would have been obtained from unaffiliated third parties. The Company paid Baytech Associates a total of $826,440 in lease payments in fiscal 1996.

OPTION GRANTS

     Upon joining the Board of Directors in April 1996, Dr. Lyon received from the Company an option for 40,000 shares of Common Stock. No other options to purchase shares of Common Stock were granted to Directors or officers of the Company from June 30, 1995 to June 30, 1996. See "Executive Compensation -- Option Grants in Last Fiscal Year."

                                 PROPOSAL NO. 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP has served as the Company's independent accountants since the Company's inception and has been recommended to the Board of Directors as the Company's independent accountants for fiscal year 1997. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Price Waterhouse LLP as the independent accountants for the current fiscal year.

     Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1997.

                             STOCKHOLDER PROPOSALS

     To be considered for presentation to the annual meeting of the Company's stockholders to be held in 1997 and included in the Company's proxy statement relating thereto, a stockholder proposal must be received by Dannelle M. Emmett, Secretary, Verilink Corporation, 145 Baytech Drive, San Jose, California, 95134 no earlier than August 9, 1997 and no later than September 8, 1997.

     The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. The Company's Certificate of Incorporation (the "Certificate") also establishes an advance notice procedure for bringing business before an annual meeting of stockholders and for nominating (other than by or at the direction of the Board of Directors) candidates for election as directors. To be timely, notice of nominations or other business to be brought before an annual meeting must be received by the Secretary of the Company, at the address set forth above, not earlier than ninety nor later than sixty days prior to the first anniversary of the preceding year's annual meeting or, if the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary, such notice must be received not earlier than ninety days prior to such annual meeting and not later than the later of (1) the sixtieth day prior to the annual meeting or (2) the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever occurs first. For purposes of calculating the notice period for the 1997 annual meeting, the first anniversary of the Company's 1996 annual meeting is November 7, 1997. The Certificate also provides that notice of nomination of a candidate for director shall include certain information with respect to a proposed nominee, including (without limitation) information as to such nominee's business background, relationships with stockholders and certain other parties, and share ownership in the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC and the Nasdaq National Market. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no Forms 5 were required, the Company believes that, during fiscal 1996, all reporting persons complied with all applicable filing requirements.

     Solicitation Expenses. The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

     Other Matters. The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented.

     Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

                                          By Order of the Board of Directors
                                          LOGO
                                          Leigh S. Belden
                                          President, Chief Executive Officer
                                          and Director

September 27, 1996
San Jose, California

                                    APPENDIX

                              VERILINK CORPORATION

                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

         1. Establishment, Purpose and Definitions.

            (a) There is hereby established the Amended and Restated 1993 Stock Option Plan (the "Plan") of Verilink Corporation (the "Adopting Company"). The Adopting Company along with any successor corporation to the Adopting Company and any present or future parent or subsidiary corporations of the Adopting Company or such successor corporation shall be collectively referred to as the "Company." For the purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

            (b) The purpose of the Plan is to create additional incentive for eligible individuals (as defined in Section 4 below) to promote the financial success and progress of the Company. The Plan provides employees, including officers and directors who are employees, of the Company, and holders of certain outstanding options issued under the Verilink Corporation 1983 Stock Option Plan or 1989 Officers and Directors Stock Option Plan (the "Prior Plans") an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options under Section 422 of the Code (referred to as "incentive stock options"). The Plan also provides employees, officers, directors, independent contractors and consultants of the Company and holders of certain outstanding options issued under the Prior Plans an opportunity to purchase shares of Stock pursuant to options which are not described in Section 422 of the Code (referred to as "nonqualified options").

         2. Administration.

            (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee (the "Committee") under such terms and conditions as the Board shall determine. If the Company becomes subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Act") and the rules promulgated thereunder, the Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Act ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee shall receive, while serving on the Committee, a grant or award of equity securities under (i) the Plan or (ii) any other plan of the Company under which the participants are entitled to acquire Stock (including restricted stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company, other than pursuant to the grant of automatic options provided in Section 7, below, and pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. The limitations set forth in this
Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

            (b) Except for options granted to Non-Employee Directors pursuant to
Section 7, the Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

            (c) Except for options granted to Non-Employee Directors pursuant to
Section 7, the Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding option shall not be made without the Optionee's written consent. The Committee may, with the Optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

            (d) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all participants. Notwithstanding the foregoing, the Committee shall not exercise any discretionary functions with respect to options granted to Non-Employee Directors pursuant to Section 7.

         3. Stock Subject to the Plan.

            (a) An aggregate of not more than three million three hundred thousand (3,300,000) shares of Stock shall be available for the grant of stock options under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the Optionee and will thereafter not be available under the Plan.

            (b) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent) or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, the number and kind of shares and the price per share subject to outstanding options and to adjust the number of shares which have been authorized for the grant of stock options under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option.

         4. Eligible Individuals.

            (a) Individuals who shall be eligible to have granted to them the options provided for by the Plan (other than pursuant to Section 7) shall be such employees, officers, directors, independent contractors and consultants of the Company as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options. Except for grants pursuant to Section 7, eligible individuals shall not include Non-Employee Directors.

            (b) Individuals who hold unexercised incentive stock options under the Prior Plans and are employees of the Company shall be eligible to receive incentive stock options to purchase the same number of shares of Stock as the number of shares subject to their unexercised incentive stock options issued under the Prior Plans in substitution for such Prior Plan Options. Individuals who hold unexercised nonqualified stock options and are eligible individuals under Section 4(a) above shall be eligible to receive nonqualified stock options to purchase the same number of shares of Stock as the number of shares subject to their unexercised nonqualified options issued under the Prior Plans in substitution for such Prior Plan Options.

         5. The Option Price. The exercise price of the Stock covered by each incentive Stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. Except as provided in Section 7, the exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Committee, but shall not be less than 85% of the fair market value of such stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

         6. Terms and Conditions of Options.

            (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted. Options received under the Plan in substitution for unexercised options received under the Prior Plans will be evidenced by a written substitution agreement executed by the Company and the person to whom that option is granted.

            (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that (i) the term of an incentive stock option shall not be for more than 10 years, (ii) in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company, the term shall be for no more than five years, and (iii) the term of an option granted pursuant to Section 7 shall be for ten years. Options received under the Plan in substitution for options received under the Prior Plans will have a new term as determined by the Committee subject to the limitations described in this Section 6(b) rather than continuing the term remaining on the options granted under the Prior Plans. Provided, however, that for incentive stock options granted in substitution for options under Prior Plans, the term under the original option plus the term under the substituted option cannot exceed 10 years, and, in the case of a person possessing more than ten percent of the combined voting power of the Company, the term under the original incentive stock option plus the term under the substituted incentive stock option cannot exceed five years.

            (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company) shall not exceed $100,000. In the event an Optionee receives an option intended to be an incentive stock option which exceeds the fair market value limitation, the option shall be treated as a nonqualified option with respect to so much of the Stock subject thereto as exceeds that limitation.

            (d) Except for grants to Non-Employee Directors pursuant to Section 7, which shall be granted on the form of Stock Option Agreement attached hereto as Exhibit A, the Stock Option Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee. If an option, or any part thereof, is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

         7. Stock Options for Non-Employee Directors.

            (a) All grants of options pursuant to this Section 7 shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 7. No person shall have any discretion to select which Non-Employee Directors shall be granted options or to determine the number of shares of Stock to be covered by options granted to Non-Employee Directors, the timing of such option grants or the exercise price thereof.

            (b) An option to purchase thirty thousand (30,000) shares of Stock shall be granted immediately following each annual meeting of the Company's stockholders to each director who is not an officer of the Company ("Non-Employee Director") who was re-elected as a Non-Employee Director at such annual meeting and who has not otherwise received any prior automatic option grants under this Section 7 during the two immediately preceding calendar years; provided, however, that a grant to a Non-Employee Director who then holds an option that is not fully vested shall be adjusted so that options to acquire no more than ten thousand (10,000) shares of Stock shall vest in any year pursuant to Section 7(d). Each such grant shall be made as of the date of the annual stockholders' meeting in question. In the event a Non-Employee Director shall be appointed or elected to the Board other than at the annual stockholders' meeting, such Non-Employee Director shall be entitled to a ratable grant as of the date of his or her election or appointment to the Board. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. All options granted to Non-Employee Directors shall be nonqualified stock options.

            (c) The exercise price per share of Stock covered by each option shall be the per-share fair market value of the Stock on the date the option is granted. The exercise price of an option granted under the Plan shall be subject to adjustment to the extent provided in Section 3(b) hereof.

             (d) Each option shall vest and become exercisable as to ten thousand (10,000) of the shares covered thereby on the anniversary of the date of grant such that the option will be fully exercisable three (3) years after its date of grant.

         8. Use of Proceeds. Cash proceeds realized from the issuance of Stock under the Plan shall constitute general funds of the Company.

         9.  Amendment, Suspension, or Termination of the Plan.

             (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's stockholders, and provided further that, except as provided in
Section 3(b) above, the Board shall in no event amend the Plan in the following respects without the consent of the stockholders then sufficient to approve the Plan in the first instance:

                (i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

                (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

             (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on March 1, 2003, unless previously terminated by the Board pursuant to this Section 9.

             (c) Notwithstanding the provisions of Sections 9(a) and 9(b), above, the provisions set forth in Section 7 of the Plan (and any other sections of the Plan that affect the formula award terms of option grants to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended or any applicable rules and regulations thereunder.

         10. Assignability. To the extent required by Rule 16b-3, no option granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided, that, if Rule 16b-3 is amended after the date of the Board's adoption of this amendment to the Plan to permit broader transferability of options under that Rule, (i) options granted under Section 7 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (ii) any other option shall be transferable to the extent provided in the option agreement covering the option, and the Committee shall have discretion to amend any such outstanding option to provide for broader transferability of the option as the Committee may authorize within the limitations of Rule 16b-3. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, shall be exercisable only by the optionee. In the event of any Rule 16b-3 permitted transfer of an option hereunder, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as the optionee (or his personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option under Sections 6, 7 and 13 had the option not been transferred.

         11. Provision of Information. The Company shall provide to each Optionee, during any period for which said Optionee has one or more options granted pursuant to the Plan outstanding, copies of annual financial statements of the Company.

         12. Transfer of Company's Rights. In the event the Company assigns to a third person, other than by operation of law, any of the Company's rights to repurchase any stock acquired on the exercise of an option, the assignee shall pay to the Company the value of such right as determined by the Committee in the Committee's sole discretion. Such consideration shall be in such form, including, without limitation, the performance of future services, as the Committee shall determine in the Committee's sole discretion.

         13. Payment Upon Exercise of Options.

             (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash or check; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the Optionee; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option (excluding options granted under Section 7, above) and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

             (b) In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to optionee shares of Stock having a value equal to the exercise price, the Committee may issue optionee an additional option, with terms identical to this option agreement, entitling optionee to purchase additional Stock in an amount equal to the number of shares so retained; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above.

         14. Withholding Taxes.

             (a) No Stock shall be delivered under the Plan to any optionee until the optionee has made arrangements acceptable to the Committee (or in the case of exercise of options granted to Named Executives, the Subcommittee) for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan or to the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law. Upon exercise of an option the Company shall withhold from the optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

             (b) In the event that such tax withholding is satisfied by the Company or the optionee's employer withholding shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above.

         15. Restrictions on Transfer of Shares. The Stock acquired pursuant to the exercise of options granted under the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired.

         16. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event of any of the following:

             (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Adopting Company where the stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Adoption Company;

             (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Adopting Company; or

             (c) the sale or exchange of all or substantially all of the Adopting Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

             Any options which are neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor or purchasing corporation, as the case may be, shall terminate effective as of the date of the Transfer of Control.

         17. Stockholders Approval. This Plan shall only become effective with regard to incentive stock options upon its approval by a majority of the stockholders voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to the stockholders' meeting, but until stockholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

         18. Rule 16b-3 Compliance. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Section 7 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of options to Non-Employee Directors.

                              VERILINK CORPORATION


          NON-EMPLOYEE DIRECTORS' NON-QUALIFIED STOCK OPTION AGREEMENT


         This agreement (the "Agreement") is made as of __________ __, 199__ (the "Grant Date") between Verilink Corporation (the "Company") and _________________ ("Optionee").

                                   WITNESSETH:

         WHEREAS, the Company has adopted the Verilink Corporation Amended and Restated 1993 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

         WHEREAS, the Plan provides for automatic option grants to Non-Employee Directors of the Company;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of thirty thousand (30,000) shares of the Common Stock of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_______ per share. This grant is an option pursuant to Section 7 of the Plan.

         2. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and, except as provided in paragraph 3, shall end on the Terminal Date which shall be ten years from the Grant Date.

         3. Limits on Option Period. The Option Period may end before the Terminal Date, as follows:

            (a) If Optionee ceases to be a director on the Company's Board of Directors (the "Board") for any reason other than cause, disability (within the meaning of subparagraph (c) below) or death during the Option Period, the Option Period shall terminate three months after the date Optionee ceases to be a director or on the Terminal Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director.

            (b) If Optionee dies while serving on the Board, the Option Period shall end one year after the date of death or on the Terminal Date, whichever shall first occur, and

Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

            (c) If Optionee ceases to be a director by reason of disability, as defined below, the Option Period shall end one year after the date Optionee ceases to be a director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director. For purposes of this subparagraph (c), an individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

            (d) If Optionee is removed from the Board for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's removal as a director and shall not thereafter be exercisable to any extent.

         4. Vesting of Right to Exercise Options.

            (a) This option shall vest as to ten thousand (10,000) shares originally covered by this option on each anniversary of the Grant Date so that the option will become fully vested and exercisable three (3) years following the Grant Date. No partial exercise of this option may be for less than five percent (5%) of the total number of shares then available under this option to purchase shares of Stock. In no event shall the Company be required to issue fractional shares.

            (b) Notwithstanding the foregoing, all options granted under this Agreement shall be subject to the provisions of Section 16 of the Plan (relating to the effect of a "Transfer of Control" on options granted under the Plan).

         5. Method of Exercise. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

            (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in the form of any one or combination of the following: (i) cash or check; (ii) with shares of Stock owned by the Optionee or with shares of Stock withheld from the shares otherwise deliverable to the Optionee upon exercise of the option; (iii) by delivery of the Optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; (iv) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; or (v) in any combination of the foregoing.

            (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (i) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(ii) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

            (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 145 Baytech Drive, San Jose, CA 95134, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof, Optionee's right to purchase such shares may be terminated by the Company at its election.

         6. Changes in Capitalization. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

         7. Limitations on Transfer. To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option, the Option hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of the Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

         8. No Stockholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         9. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Corporate Secretary at the office of the Company at 145 Baytech Drive, San Jose, CA 95134, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         10. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         11. Withholding. Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

         12. Applicable Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                                   Verilink Corporation


                                   By:
                                      -------------------------------------
                                   Its:
                                       ------------------------------------



                                   ----------------------------------------
                                                   Optionee

                                   Address:
                                           --------------------------------

                                           --------------------------------

                                  ATTACHMENT A


                                CONSENT OF SPOUSE


         I, __________________________, spouse of ____________________________
____________________________, have read and approved the foregoing Agreement. In consideration of granting to my spouse the right to purchase shares of Verilink Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated: ______________________________       By: ________________________________

                              VERILINK CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT
                              (SUBJECT TO VESTING)


         This Agreement is made as of _______________________ (the "Grant Date"), between VERILINK CORPORATION (the "Company") and __________________ __________________________ ("Optionee").

                                   WITNESSETH:

         WHEREAS, the Company has adopted the Amended and Restated 1993 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its stockholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for incentive stock options.

         2. Option Price. The purchase price of the Stock subject to this option shall be $_____ per share, which price is not less than 100 percent of the per share fair market value, or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its affiliates, not less than 110 percent of the fair market value, of such Stock as of the Grant Date. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

         3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 4 and the vesting provisions of paragraph 5. The Option Period shall commence on the Grant Date and except as provided in paragraph 4, shall terminate ___ years from the Grant Date (the "Termination Date").

         4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:

            (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

            (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

            (c) If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

            (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

         5. Vesting of Shares. The option shall be immediately exercisable in its entirety or in part subject to Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 below. Subject to other limitations contained in this Agreement, the shares covered by the option shall vest and therefore no longer be subject to the Unvested Share Repurchase Option (described in paragraph 11) in accordance with the following schedule:

            (a) As to 25% of the number of shares covered by the option, one year from the Grant Date, provided Optionee has been continuously employed from the Grant Date to the end of the one year period.

            (b) As to an additional 1/48 of the total number of shares covered by the option, after the end of each full month of continuous employment by the Company thereafter until the shares covered by the option are fully vested.

            (c) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than five percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

         6. Method of Exercise.

            Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

            (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an executed copy of the then current form of escrow instructions as required in paragraph 11, and by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash or check payable to the order of the Company in lawful money of the United States; (ii) shares of Stock valued at fair market value; (iii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iv) a promissory note of Optionee; or (v) in any combination of the foregoing. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate. In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to Optionee shares of Stock having a value equal to the exercise price, the Committee may issue Optionee an additional option, with terms identical to this option agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

            (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other stockholders of the Company are subject at the time of such exercise.

            As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraph 6(b) the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to the escrow agent described in paragraph 11, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event of any of the following:

             (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the acquiring company;

             (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving company; or

             (c) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

             Any options which are neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor or purchasing corporation, as the case may be, shall terminate as of the date of the Transfer of Control.

         8. Limitations on Transfer. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, such disposition shall be null and void, and the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         9. No Stockholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         10. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE

RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         11. Unvested Share Repurchase Option. In the event Optionee's employment with the Company is terminated for any reason, with or without cause, or if Optionee or Optionee's legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any shares acquired upon exercise of the Option which have not vested in Optionee pursuant to paragraph 5 above, the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11.

             (a) In the event of a Transfer of Control, the Board of Directors, in its sole discretion, may terminate in whole or in part the Unvested Share Repurchase Option or may arrange with the surviving, continuing, successor or purchasing corporation, as the case may be, to have such corporation assume the Company's rights and obligations under the Plan and all outstanding option agreements. In the latter event, the Unvested Share Repurchase Option shall continue in full force and effect; provided, however, that "employment with the Company" for purposes of this paragraph 11 and paragraph 5 shall include all services with any corporation or entity which was included within the term "Company" at the time the services were rendered, whether or not the corporation or entity was included within such term both before and after the event constituting the Transfer of Control.

             (b) Escrow. To insure that the Unvested Shares will be available for repurchase, Optionee shall, upon exercise of the option, instruct the Company to deposit the certificate evidencing the shares with an escrow agent designated by the Committee under the terms and conditions of an escrow agreement approved by the Committee. The Company shall bear the expenses of the escrow.

             (c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the escrow agent and to Optionee or Optionee's legal representative within sixty (60) days after such termination of employment (or exercise of the Option, if later) or after the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares except as the Company and Optionee otherwise agree.

             (d) Payment for Shares and Return of Shares. Payment by the Company to the escrow agent on behalf of Optionee or Optionee's legal representative shall be made in cash within sixty (60) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of Optionee to the Company shall be treated as payment to Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled. The purchase price per share of Stock being purchased by the Company shall be an amount equal to Optionee's original cost per share as adjusted pursuant to paragraph 3(b) of the Plan. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to Optionee.

             (e) Transfers Not Subject to the Unvested Share Repurchase Option. The Unvested Share Repurchase Option shall not apply to a transfer to Optionee's ancestors, descendants or spouse or to a trustee solely for the benefit of Optionee or Optionee's ancestors, descendants or spouse, provided that such transferee shall agree in writing (in a form satisfactory to the Committee) to take the stock subject to all the terms and conditions of this paragraph 11 providing for an Unvested Share Repurchase Option.

         12. Section 83(b) Election. Optionee hereby represents that Optionee understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), (b) the application of Section 83(b) to the purchase of Stock by Optionee pursuant to this Agreement, (c) the nature of the election to be made by Optionee under Section 83(b) and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Optionee further represents that Optionee intends to file an election pursuant to Section 83(b), the form of which Election is attached hereto as Attachment B, with the Internal Revenue Service within thirty (30) days following purchase of the Stock hereunder, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Optionee covenants to inform the Company of any change in Optionee's state of residency. Optionee shall provide the Company with a copy of any timely 83(b) Election. If Optionee makes a timely 83(b) Election, Optionee shall immediately pay Company (or the Affiliate that employs Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Optionee does not make a timely 83(b) Election, Optionee shall, either at the time that the restrictions lapse under this Agreement and the Plan or at the time withholding is otherwise required by any applicable law, pay the Company (or the Affiliate that employs Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

         13. Release from Escrow. As soon as practicable after the expiration of the Unvested Share Repurchase Option and after full repayment on any promissory note secured by the shares in escrow, the escrow agent shall deliver to Optionee the shares no longer subject to such restrictions and no longer security for any promissory note.

         14. Stock Dividends Subject to Stock Option Agreement. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new substituted or additional securities to which Optionee is entitled by reason of Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option with the same force and effect as the shares subject to the Unvested Share Repurchase Option immediately before such event.

         15. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option set forth in paragraph 11 and any applicable federal and/or state securities restrictions on all certificates representing shares of Stock subject to the provisions of this Agreement.

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE UNVESTED SHARE REPURCHASE OPTION SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.

         16. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 145 Baytech Drive, San Jose, California 95134, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         17. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         18. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         19. Early Dispositions. Optionee agrees, as partial consideration for the designation of this option as an incentive stock option under Section 422 of the Code, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date Optionee purchases such shares by exercise of this option. If the Company is required to withhold an amount for the purpose of income and employment taxes as a result of an early disposition, Optionee acknowledges that he will be required to satisfy the amount of such withholding in a manner that the Company prescribes.

         20. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

                                    VERILINK CORPORATION



                                    By
                                       ---------------------------------------

                                    Its
                                       ---------------------------------------



                                    ------------------------------------------
                                    Optionee

                                    Address:
                                            ----------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

                                  ATTACHMENT A


                                CONSENT OF SPOUSE



                  I,________________________, spouse of ______________________
have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of Verilink Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:_______________, 199__.        By:________________________________________

                                  ATTACHMENT B

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

         The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 19__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below;

         1. The name, address, taxpayer identification number and taxable year of the undersigned are:

            TAXPAYER'S NAME:
            SPOUSE'S NAME:

            TAXPAYER'S SOCIAL SECURITY NO.:
            SPOUSE'S SOCIAL SECURITY NO.:

            TAXABLE YEAR:  Calendar Year 19__

            ADDRESS:

         2. The property which is the subject of this election is: ______ shares of common stock of ___________________.

         3. The property was transferred to the undersigned on ______________, 19___.

         4. The property is subject to the following restriction:
____________________________________________.

         5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $____________.

         6. The undersigned paid $________ per share x _______ shares for the property transferred or a total of $__________.

         The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

         The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under California law.

Dated:
       ----------------------------   ------------------------------------------
                                                      Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:
       ----------------------------   ------------------------------------------
                                      Spouse of Taxpayer

                              VERILINK CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                              (SUBJECT TO VESTING)



         This Agreement is made as of _______________________ (the "Grant Date"), between VERILINK CORPORATION (the "Company") and
__________________________________ ("Optionee").

                                   WITNESSETH:

         WHEREAS, the Company has adopted the Amended and Restated 1993 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its stockholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") for incentive stock options.

         2. Option Price. The purchase price of the Stock subject to this option shall be $_____ per share, which price is not less than 85 percent of the per share fair market value, as of the Grant Date. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

         3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 4 and the vesting provisions of paragraph 5. The Option Period shall commence on the Grant Date and except as provided in paragraph 4, shall terminate ___ years from the Grant Date (the "Termination Date").

         4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:

            (a) If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subparagraph (c)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

            (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

            (c) If Optionee's employment is terminated by reason of disability (within the meaning of Section 22(e)(3) of the Code), the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

            (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

         5. Vesting of Shares. The option shall be immediately exercisable in its entirety or in part subject to Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 below. Subject to other limitations contained in this Agreement, the shares covered by the option shall vest and therefore no longer be subject to the Unvested Share Repurchase Option (described in paragraph 11) in accordance with the following schedule:

            (a) As to 25% of the number of shares covered by the option, one year from the Grant Date, provided Optionee has been continuously employed from the Grant Date to the end of the one year period.

            (b) As to an additional 1/48 of the total number of shares covered by the option, after the end of each full month of continuous employment by the Company thereafter until the shares covered by the option are fully vested.

            (c) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than five percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

         6. Method of Exercise.

            Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

            (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an executed copy of the then current form of escrow instructions as required in paragraph 11 and by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash or check payable to the order of the Company in lawful money of the United States; (ii) shares of Stock valued at fair market value; (iii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the stock, (iv) a promissory note of Optionee; or (v) in any combination of the foregoing. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate. In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to Optionee shares of Stock having a value equal to the exercise price, the Committee may issue Optionee an additional option, with terms identical to this option agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

            (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other stockholders of the Company are subject at the time of such exercise.

            As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraph 6(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to the escrow agent described in paragraph 11, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event of any of the following:

             (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the acquiring company;

             (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving company; or

             (c) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

             Any options which are neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor or purchasing corporation, as the case may be, shall terminate as of the date of the Transfer of Control.

         8. Limitations on Transfer. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, such disposition shall be null and void, and the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         9. No Stockholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         10. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE

RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         11. Unvested Share Repurchase Option. In the event Optionee's employment with the Company is terminated for any reason, with or without cause, or if Optionee or Optionee's legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any shares acquired upon exercise of the Option which have not vested in Optionee pursuant to paragraph 5 above, the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11.

             (a) In the event of a Transfer of Control, the Board of Directors, in its sole discretion, may terminate in whole or in part the Unvested Share Repurchase Option or may arrange with the surviving, continuing, successor or purchasing corporation, as the case may be, to have such corporation assume the company's rights and obligations under the Plan and all outstanding option agreements. In the latter event, the Unvested Share Repurchase Option shall continue in full force and effect; provided, however, that "employment with the Company" for purposes of this paragraph 11 and paragraph 5 shall include all services with any corporation or entity which was included within the term "Company" at the time the services were rendered, whether or not the corporation or entity was included within such term both before and after the event constituting the Transfer of Control.

             (b) Escrow. To insure that the Unvested Shares will be available for repurchase, Optionee shall, upon exercise of the option, instruct the Company to deposit the certificate evidencing the shares with an escrow agent designated by the Committee under the terms and conditions of an escrow agreement approved by the Committee. The Company shall bear the expenses of the escrow.

             (c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the escrow agent and to Optionee or Optionee's legal representative within sixty (60) days after such termination of employment (or exercise of the Option, if later) or after the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares except as the Company and Optionee otherwise agree.

             (d) Payment for Shares and Return of Shares. Payment by the Company to the escrow agent on behalf of Optionee or Optionee's legal representative shall be made in cash within sixty (60) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of Optionee to the Company shall be treated as payment to Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled. The purchase price per share of Stock being purchased by the Company shall be an amount equal to Optionee's original cost per share as adjusted pursuant to paragraph 3(b) of the Plan. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to Optionee.

             (c) Transfers Not Subject to the Unvested Share Repurchase Option. The Unvested Share Repurchase Option shall not apply to a transfer to Optionee's ancestors, descendants or spouse or to a trustee solely for the benefit of Optionee or Optionee's ancestors, descendants or spouse, provided that such transferee shall agree in writing (in a form satisfactory to the Committee) to take the stock subject to all the terms and conditions of this paragraph 11 providing for an Unvested Share Repurchase Option.

         12. Section 83(b) Election. Optionee hereby represents that Optionee understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), (b) the application of Section 83(b) to the purchase of Stock by Optionee pursuant to this Agreement, (c) the nature of the election to be made by Optionee under Section 83(b) and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Optionee further represents that Optionee intends to file an election pursuant to Section 83(b), the form of which Election is attached hereto as Attachment B, with the Internal Revenue Service within thirty (30) days following purchase of the Stock hereunder, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Optionee covenants to inform the Company of any change in Optionee's state of residency. Optionee shall provide the Company with a copy of any timely 83(b) Election. If Optionee makes a timely 83(b) Election, Optionee shall immediately pay Company (or the Affiliate that employs Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Optionee does not make a timely 83(b) Election, Optionee shall, either at the time that the restrictions lapse under this Agreement and the Plan or at the time withholding is otherwise required by any applicable law, pay the Company (or the Affiliate that employs Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

         13. Release from Escrow. As soon as practicable after the expiration of the Unvested Share Repurchase Option and after full repayment on any promissory note secured by the shares in escrow, the escrow agent shall deliver to Optionee the shares no longer subject to such restrictions and no longer security for any promissory note.

         14. Stock Dividends Subject to Stock Option Agreement. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new substituted or additional securities to which Optionee is entitled by reason of Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option with the same force and effect as the shares subject to the Unvested Share Repurchase Option immediately before such event.

         15. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option set forth in paragraph 11 and any applicable federal and/or state securities restrictions on all certificates representing shares of Stock subject to the provisions of this Agreement.

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE UNVESTED SHARE REPURCHASE OPTION SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.

         16. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 145 Baytech Drive, San Jose, California 95134, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         17. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         18. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         19. Withholding. Optionee agrees to withholding of shares from exercise for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements. The Committee may issue Optionee an additional option, with terms identical to this Option Agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

         20. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

                                    VERILINK CORPORATION



                                    By
                                        --------------------------------------

                                    Its
                                        --------------------------------------



                                    ------------------------------------------
                                    Optionee

                                    Address:
                                             ---------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

                                  ATTACHMENT A


                                CONSENT OF SPOUSE


                  I, ________________________, spouse of ______________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of Verilink Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:_______________, 199__.          By:______________________________________

                                  ATTACHMENT B

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

         The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 19__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below;

         1. The name, address, taxpayer identification number and taxable year of the undersigned are:

            TAXPAYER'S NAME:
            SPOUSE'S NAME:

            TAXPAYER'S SOCIAL SECURITY NO.:
            SPOUSE'S SOCIAL SECURITY NO.:

            TAXABLE YEAR:  Calendar Year 19__

            ADDRESS:

         2. The property which is the subject of this election is: ______ shares of common stock of ___________________.

         3. The property was transferred to the undersigned on ______________, 19___.

         4. The property is subject to the following restriction:
_____________________________________________.

         5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $____________.

         6. The undersigned paid $________ per share x _______ shares for the property transferred or a total of $__________.

         The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

         The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under California law.

Dated:
       ---------------------------------     -----------------------------------
                                                          Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:
       ---------------------------------     -----------------------------------
                                             Spouse of Taxpayer

                                     PROXY


                              VERILINK CORPORATION

                         Annual Meeting of Stockholders

                          To Be Held November 7, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Revoking any such prior appointment, the undersigned, a stockholder of VERILINK CORPORATION, hereby appoints LEIGH S. BELDEN, STEVEN C. TAYLOR and TIMOTHY G. CONLEY, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Company's offices located at 145 Baytech Drive, San Jose, California on November 7, 1996 at 10:00 a.m., Pacific Daylight Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse side.

                  (continued and to be signed on reverse side)

                                                                   SEE REVERSE
                                                                       SIDE

                                  DETACH HERE

/X/ Please mark votes as in this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3).

1. ELECTION OF DIRECTORS.

   Nominee for Class I:  Dr. David L. Lyon
   Nominee for Class II: Howard Oringer
   Nominee for Class III: Leigh S. Belden and Steven C. Taylor

   FOR  / /    WITHHELD / /  MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

                             MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /


   / /  For all nominees except as noted above

2. Ratification and approval of an amendment to the Company's Amended and Restated 1993 Stock Option Plan ("1993 Option Plan") to increase the number of shares reserved for issuance thereunder from 3,300,000 shares to 4,050,000 shares.

                  FOR  / /     AGAINST  / /      ABSTAIN  / /

3. Ratification of Price Waterhouse LLP as the Company's independent accountants for fiscal year 1997.


                  FOR  / /     AGAINST  / /      ABSTAIN  / /

4. Upon any other matter which may properly come before the meeting or any adjournments thereof.

PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please sign exactly as name appears hereon.


Signature________________________________________ Date________________________


Signature________________________________________ Date_________________________